================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): OCTOBER 24, 2001

                         ------------------------------

                             POGO PRODUCING COMPANY
             (Exact name of registrant as specified in its charter)


              DELAWARE                                 1-7792                               74-1659398
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)



                          5 GREENWAY PLAZA, SUITE 2700
                            HOUSTON, TEXAS 77046-0504
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 297-5000

                         ------------------------------
================================================================================

ITEM 5.  OTHER EVENTS.

         Pogo Producing Company is filing as an exhibit to this current report on Form 8-K the Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 2001 and related notes, giving effect to the merger of NORIC Corporation, the parent of North Central Oil Corporation, with and into Pogo Producing Company. See Exhibit 99.1 incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.


    EXHIBIT NUMBER                         DESCRIPTION
    --------------                         -----------

        99.1 Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 2001 and related notes, giving effect to the merger of NORIC Corporation, the parent of North Central Oil Corporation, with and into Pogo Producing Company.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POGO PRODUCING COMPANY



Date: October __, 2001                 By:  /s/ THOMAS E. HART
                                           -------------------------------------
                                                Thomas E. Hart
                                                Vice President
                                                and Chief Accounting Officer

                                  EXHIBIT INDEX


    EXHIBIT NUMBER                         DESCRIPTION
    --------------                         -----------

        99.1 Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 2001 and related notes, giving effect to the merger of NORIC Corporation, the parent of North Central Oil Corporation, with and into Pogo Producing Company.